                                                                    EXHIBIT 10.1

                                                                       EXECUTION



                        AMENDMENT NO. 7 & LIMITED WAIVER
                             TO THE CREDIT AGREEMENT


                  This AMENDMENT NO. 7 & LIMITED WAIVER TO THE CREDIT AGREEMENT (this "SEVENTH AMENDMENT") is dated as of November 17, 2000, and entered into by and among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the Loan Parties listed on the signature pages hereof for purposes of Sections 7 and 8 only, the financial institutions listed on the signature pages hereof (the "LENDERS"), BNP Paribas, as collateral agent (the "AGENT"), and Bank of America, N.A., administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement, dated as of June 30, 1999, by and among the Borrower, the Lenders, the Agent and the Administrative Agent, as amended by Amendment No. 1 to the Credit Agreement dated as of December 1, 1999, Amendment No. 2 to the Credit Agreement dated as of February 11, 2000, Amendment No. 3 to the Credit Agreement dated as of April 13, 2000, Amendment No. 4 to the Credit Agreement dated as of April 28, 2000, Amendment No. 5 & Limited Waiver to the Credit Agreement dated as of September 30, 2000 ("AMENDMENT NO. 5"), Amendment No. 6 & Limited Waiver to the Credit Agreement dated as of October 13, 2000, that certain Extension of Amendment No. 6 & Limited Waiver to the Credit Agreement dated as of October 27, 2000 (the "FIRST EXTENSION"), that certain Second Extension of Amendment No. 6 & Limited Waiver to the Credit Agreement dated as of November 3, 2000 (the "SECOND EXTENSION"), and that certain Third Extension of Amendment No. 6 & Limited Waiver to the Credit Agreement dated as of November 10, 2000 (the "THIRD EXTENSION") (collectively, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Lenders have made Advances pursuant to the Credit Agreement;

                  WHEREAS, the Loan Parties have entered into certain Collateral Documents pursuant to which the Agent (in such capacity, "SECURED PARTY") was granted for the benefit of Lenders a valid, enforceable, perfected and first priority Lien on and security interest in the Collateral consisting of substantially all of such Loan Party's personal property, all as more fully set forth in the Collateral Documents (such Collateral, to the extent governed by the Uniform Commercial Code ("UCC") as in effect in any applicable jurisdiction, the "SUBJECT COLLATERAL");

                  WHEREAS, the Borrower, the Loan Parties, the Agent, the Administrative Agent and the Lenders previously entered into (i) Amendment No. 5 pursuant to which the Lenders waived, among other things and subject to the terms and conditions thereof, the Borrower's compliance with its repayment obligations under Section 2.04(a) of the Credit Agreement and the covenants set forth in Sections 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement until October 13, 2000, (ii) Amendment No. 6 pursuant to which the Lenders waived, among other things and subject to the terms and conditions thereof, the Borrower's compliance with its repayment obligations under Section 2.04(a) of the Credit Agreement and the covenants set forth in Sections 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement until October 27, 2000, (iii) the First Extension pursuant to which the Lenders extended, among other things and subject to the terms and conditions thereof, the waivers contained in Amendment No. 6 until November 3, 2000, (iv) the Second Extension pursuant to which the Lenders extended, among other things and subject to the terms and conditions thereof, the waivers contained in Amendment No. 6 until November 10, 2000, and (v) the Third Extension pursuant to which the Lenders extended, among other things and subject to the terms and conditions thereof, the waivers contained in Amendment No. 6 until November 17, 2000;

                  WHEREAS, pursuant to the Second Extension, on November 10, 2000, the Borrower paid to the Agent for the ratable account of the Lenders, interest on the unpaid principal amount of the Advances pursuant to Section 2.07 of the Credit Agreement in the amount of $3,148,190.48, comprised of (i) interest pursuant to Section 2.07(a) of the Credit Agreement in the amount of $3,073,261.42, and (ii) interest pursuant to Section 2.07(b) of the Credit Agreement in the amount of $74,929.06;

                  WHEREAS, the Borrower has advised the Agent, the Administrative Agent and the Lenders that it may refinance and simultaneously repay its Obligations to the Lenders under the Loan Documents (the "REFINANCING");

                  WHEREAS, the Borrower has further advised the Agent, the Administrative Agent and the Lenders that, should it be unable to consummate the Refinancing, it may sell (directly or indirectly, whether through a sale of assets, sale of stock, merger or otherwise) all or substantially all of the Borrower's assets (the "ASSET SALE") so as to generate sufficient proceeds to repay all Obligations to the Lenders under the Loan Documents;

                  WHEREAS, the Borrower has requested that the Agent, Administrative Agent and the Lenders (i) agree to further waive the failure to pay and/or repay any of its Obligations under the Loan Documents and certain other Defaults and Events of Default, (ii) enter into this Seventh Amendment to permit the Borrower, subject to the terms and conditions contained herein, to consummate either the Refinancing or the Asset Sale, and (iii) amend certain other provisions of the Credit Agreement; and the Agent, the Administrative Agent and the Lenders have agreed to do so on the terms set forth in this Seventh Amendment;

                  NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        LIMITED WAIVER

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Loan Parties herein contained, the Agent, the Administrative Agent and the Lenders hereby agree (i) to waive, from the Seventh Amendment Effective Date (as hereinafter defined) until the earlier of January 15, 2001 and the date of occurrence of a Waiver Period Default (as hereinafter defined; the earlier of such dates being the "WAIVER TERMINATION DATE") any and all Defaults or Events of Default resulting from (1) the failure of the Borrower to comply with Section 5.02(b)(ii)(F) of the Credit Agreement, (2) the failure of




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
the Borrower to comply with the maximum Leverage Ratio set forth in Section 5.04(a)(ii) of the Credit Agreement solely for the fiscal quarter ending in September 2000, (3) the failure of the Borrower to comply with the minimum Fixed Charge Coverage Ratio set forth in Section 5.04(b) of the Credit Agreement solely for the fiscal quarter ending on September 30, 2000, and (4) the failure of the Borrower to comply with the minimum Interest Coverage Ratio set forth in
Section 5.04(c) of the Credit Agreement solely for any Rolling Period ending in any fiscal month period ending on or prior to October 2000 (the events described in clauses (1), (2), (3), and (4) being, collectively, the "WAIVED DEFAULTS"); and (ii) to waive, until the Waiver Termination Date, (1) the Borrower's compliance with Section 2.06(b)(iii) of the Credit Agreement, (2) the Borrower's compliance with Section 3.02(a)(iii) of the Credit Agreement, (3) the Borrower's compliance with Section 5.02(b)(ii)(F) of the Credit Agreement, (4) the Borrower's compliance with the maximum Leverage Ratio set forth in Section 5.04(a)(ii) of the Credit Agreement for any fiscal quarter ending on or prior to the Waiver Termination Date, (5) the Borrower's compliance with the minimum Fixed Charge Coverage Ratio set forth in Section 5.04(b) of the Credit Agreement for any fiscal quarter ending on or prior to the Waiver Termination Date, and
(6) the Borrower's compliance with the minimum Interest Coverage Ratio set forth in Section 5.04(c) of the Credit Agreement for any Rolling Period ending on or prior to the Waiver Termination Date; provided however that, so long as no Waiver Period Default shall have occurred, upon payment by the Borrower to the Agent for the ratable account of the Lenders prior to or on January 15, 2001, of interest on Advances required to be paid and calculated in accordance with
Section 2.07 of the Credit Agreement due and payable on January 16, 2001, the Waiver Termination Date shall automatically be extended until the earlier of February 15, 2001 and the date of occurrence of a Waiver Period Default (such period commencing on the Seventh Amendment Effective Date and continuing to and including the Waiver Termination Date being the "WAIVER PERIOD"); provided further, however, that any portion of the payment of interest referenced in the immediately preceding proviso which is calculated pursuant to Section 2.07(b) of the Credit Agreement shall be payable upon the Waiver Termination Date. As of the close of business on the Waiver Termination Date, (i) the waivers set forth in clauses (i) and (ii) of the immediately preceding sentence shall be deemed null and void as of the date hereof and of no further force and effect, without any necessity of demand or notice, and (ii) the Lenders may declare a Default (or Event of Default, as the case may be) and exercise remedies (including the right to accelerate all Obligations of any Loan Party under the Loan Documents immediately, notwithstanding any grace or cure periods or other provisions to the contrary in the Loan Documents) pursuant to Section 6 of the Credit Agreement with respect to any Default or Event of Default as if the foregoing waivers had never been in effect.

                  Each of the following shall be a "WAIVER PERIOD DEFAULT", with TIME BEING OF THE ESSENCE in all respects with respect to clause (a) below:

         (a) Failure by the Borrower to either (i) obtain by January 16, 2001, on terms reasonably satisfactory to the Agent, the binding commitment of a lending institution, which is not an Affiliate of the Borrower, to provide financing in an amount sufficient to repay all Obligations of the Loan Parties under the Loan Documents (a copy of such executed commitment letter to be delivered by the Borrowers to the Agent within one Business Day of execution thereof), or (ii) enter into by January 16, 2001, a bona fide, binding letter of intent to consummate an Asset Sale with a Person who is not an Affiliate of the Borrower, for a minimum sales price sufficient to repay all Obligations of the Loan

                  Parties under the Loan Documents (a copy of such executed letter of intent to be delivered by Borrowers to Agent within one Business Day of execution thereof); or

         (b) Failure by the Borrower to comply with all conditions set forth in Section 6 of this Seventh Amendment; or

         (c) The occurrence of any Default or Event of Default (other than those waived pursuant to Section 1(i) and (ii) of this Seventh Amendment).

SECTION 2.        LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
8.01 of the Credit Agreement, the limited waivers set forth above shall be limited precisely as written and shall relate solely to the non-compliance by the Borrower with the provisions of Sections 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement in the manner and to the extent described above, and nothing in this Seventh Amendment shall be deemed to:

                           (a) constitute a waiver of compliance by the Borrower with respect to (i) Sections 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with Sections 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit
         Agreement or otherwise); or

                           (b) prejudice any right or remedy that the Agent, Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Seventh Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein; or

                           (c) constitute a waiver of the rights of the Agent and the Lenders pursuant to Section 2.07(b) of the Credit Agreement during the Waiver Period to require the Borrower to pay interest on the unpaid principal amount of each Advance at the rate specified therein as if a Default has occurred and is continuing.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3.        AMENDMENTS TO THE CREDIT AGREEMENT

         (a) Amendments to Section 1.01 of the Credit Agreement: Certain Defined Terms. The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

         (i) "CASH BUDGET" means the budget delivered by the Borrower to the Agent pursuant to Section 5.03(o) and annexed hereto as Schedule 5.03(o), as supplemented pursuant to Section 5.03(p).


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
         (ii) "SEVENTH AMENDMENT" means Amendment No. 7 & Limited Waiver to the Credit Agreement dated as of November 17, 2000.

         (iii) "SEVENTH AMENDMENT EFFECTIVE DATE" as defined in the Seventh Amendment.

         (iv) "VARIANCE REPORT" means a report to be delivered by the Borrower to the Agent, in form and substance satisfactory to the Agent and certified as being true and correct to his or her knowledge after diligent inquiry by the chief financial officer of the Borrower, on a weekly basis (commencing one week after the Seventh Amendment Effective Date) reflecting the actual cash receipts and disbursements on a line item basis for the preceding week (and on a cumulative basis since the Seventh Amendment Effective Date), the percentage variance of such amounts from those set forth on the Cash Budget for the preceding week (and cumulatively) and containing a narrative analysis of the Borrower's performance for the preceding week and any variance from such period in the Cash Budget.

         (v) "WAIVER TERMINATION DATE" as defined in the Seventh Amendment.

         (vi) "WAIVER PERIOD" as defined in the Seventh Amendment.

         (b) Amendments to Section 2.04 of the Credit Agreement: Repayment of Advances. Section 2.04(a) of the Credit Agreement is hereby amended by:

         (i) deleting the references to "November 17, 2000" and "December 31, 2000" contained in the table therein together with the amounts set forth under the headings Term Loan A, Term Loan B and Term Loan C related thereto, and substituting therefor the following:

                              Term Loan A             Term Loan B              Term Loan C
                              -----------             -----------              -----------
November 17, 2000                138,750                 4,350                    6,900
November 24, 2000                138,750                 4,350                    6,900
December 1, 2000                 138,750                 4,350                    6,900
December 8, 2000                 138,750                 4,350                    6,900
December 15, 2000                138,750                 4,350                    6,900
December 22, 2000                138,750                 4,350                    6,900
December 29, 2000                138,750                 4,350                    6,900
January 5, 2001                  138,750                 4,350                    6,900
January 12, 2001                 138,750                 4,350                    6,900
January 15, 2001               2,751,250                85,850                  137,900

                  ; provided, however, that if the Waiver Termination Date shall have been extended to February 15, 2001 pursuant to Section 1 of the Seventh Amendment, the January 15, 2001 payment referenced above shall not be due and owing, and instead the following payment schedule shall apply:

                                  Term Loan A              Term Loan B              Term Loan C
                                  -----------              -----------              -----------
January 15, 2001                      138,750                 4,350                     6,900
January 22, 2001                      138,750                 4,350                     6,900
January 29, 2001                      138,750                 4,350                     6,900
February 2, 2001                      138,750                 4,350                     6,900
February 9, 2001                      138,750                 4,350                     6,900
February 15, 2001                   2,057,500                64,100                   103,400

                  ; provided further, however, that all such payments shall become immediately due and owing upon the occurrence of any Waiver Period Default.

                  (c) Amendments to Section 5.03 of the Credit Agreement:
Reporting Requirements. Section 5.03 of the Credit Agreement is hereby amended by adding a new clause (o) and a new clause (p) as follows:

                  "(o) Cash Budget, Weekly Cash Flow Statements and Variance Reports. A Cash Budget in form and substance satisfactory to the Agent, the Administrative Agent and the Lenders reflecting forecasted Cash receipts and disbursements by the Borrower and its Subsidiaries for the period through and including January 15, 2001, and as soon as available and in any event not later than the last Business Day of each week after the Seventh Amendment Effective Date for each preceding week, consolidated cash flow statements, consistent with the Cash Budget and otherwise in form and substance satisfactory to the Agent, reflecting on a line-item basis Cash receipts and disbursements for the Borrowers and its Subsidiaries and a Variance Report.

                  (p) Supplement to Cash Budget. As soon as possible and in any event no later than ten Business Days prior to January 15, 2001, a supplement to the Cash Budget in form and substance satisfactory to the Agent, the Administrative Agent and the Lenders setting forth modifications to the Cash Budget through a date no earlier than February 15, 2001, consistent with the monthly forecasts set forth in the Cash Budget delivered on or before the Seventh Amendment Effective Date."

(d) Amendments to Schedules. A new Schedule 5.03(o) (Cash Budget) is hereby added to the Credit Agreement as an attachment in the form annexed hereto.

SECTION 4.        CONDITIONS TO EFFECTIVENESS

                  The effectiveness of this Seventh Amendment is subject to the receipt by the Agent, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party, counterparts of this Seventh Amendment executed by the Borrower, each Guarantor and each Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Seventh Amendment, prior to the close of business on November 17, 2000 (the date of satisfaction of such condition being referred to herein as the "SEVENTH AMENDMENT EFFECTIVE DATE").

SECTION 5.        WAIVER FEE

                  In consideration of the waivers set forth in this Seventh Amendment, the Borrower hereby agrees to pay to the Agent for the ratable account of the Lenders a waiver and amendment fee (the "WAIVER FEE") equal to 0.50% of all Advances outstanding as of November 17, 2000, for each 30 day period (or part thereof) during which this Seventh Amendment is in effect. The Waiver Fee shall be earned in full on the Seventh Amendment Effective Date and shall be due and payable on the Waiver Termination Date.

SECTION 6.        CONDITION TO AMENDMENTS

                  Notwithstanding anything to the contrary contained in the Credit Agreement, as amended by this Amendment (the "AMENDED AGREEMENT"), and in consideration of the amendments set forth in Section 3 above, the Borrower shall not request any Borrowings nor shall any of the Lenders make any Advances during the period commencing on the Seventh Amendment Effective Date through the Waiver Termination Date, provided, however, that (i) solely during the Waiver Period,
(ii) so long as no Event of Default (after giving effect to any applicable cure period) has occurred and is continuing, and (iii) subject to the Borrower's payment of all Cash and Cash Equivalents (in excess of an amount equal to (A) all outstanding checks, and (B) $1,000,000) as of 1:00 p.m. (New York City time) on the last Business Day of each week to the Agent for application to a reduction of the Working Capital Advances, the Borrower may make Working Capital Borrowings in accordance with the terms of the Credit Agreement to satisfy the Borrower's obligations pursuant to Sections 2.04(a) and 2.07 of the Credit Agreement, and for other general working capital purposes.

SECTION 7.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Seventh Amendment, the Borrower represents and warrants to the Agent, the Administrative Agent and the Lenders that the following statements are true, correct and complete:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Seventh Amendment.

                  (b) The execution, delivery and performance by the Borrower of this Seventh Amendment, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Seventh Amendment.

                  (d) This Seventh Amendment has been duly executed and delivered by the Borrower. This Seventh Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01 to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Seventh Amendment, or the consummation of any of the transactions contemplated hereby.

                  (f) Other than with respect to payment of the unpaid principal amount of the Advances due on September 30, 2000, and compliance with financial covenants for the periods ending September 30, 2000, and December 31, 2000, which are subject to the terms and conditions of this Seventh Amendment, the representations and warranties contained in each Loan Document are true and correct on and as of the Seventh Amendment Effective Date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Seventh Amendment Effective Date, in which case as of such specific date.

                  (g) Other than with respect to payment of the unpaid principal amount of the Advances due on September 30, 2000, and compliance with financial covenants for the periods ending September 30, 2000, and December 31, 2000, which are subject to the terms and conditions of this Seventh Amendment, no Defaults exist under the Credit Agreement.

SECTION 8.        ACKNOWLEDGMENT AND CONSENT

         (a) The Borrower and each of the other Loan Parties hereby acknowledges and agrees that the Revolving Credit Commitment of each Revolving Credit Lender is hereby terminated pursuant to Sections 2.05 of the Credit Agreement.

         (b) The Borrower and each of the other Loan Parties has determined in its business judgment to refinance or to promptly sell or cause the sale of the stock or assets of the Borrower and its Subsidiaries in order to repay the Obligations under the Loan Documents to the fullest extent possible and as promptly as possible. The Borrower and each of the other Loan Parties acknowledges that its determination to refinance or to sell or cause the sale of the stock or assets of the Borrower and its Subsidiaries and to use the proceeds to repay the Obligations is a material inducement for the decision of the Agent, the Administrative Agent and each Lender to enter into this Seventh Amendment.

         (c) The Collateral Documents to which the Borrower and other Loan Parties are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS". Each Loan Party who is party to this Seventh Amendment (each a "CREDIT SUPPORT PARTY", and collectively, "CREDIT SUPPORT PARTIES") hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Seventh Amendment. Each such Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guaranteed Obligations" and "Secured Obligations" and "Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guaranteed Obligations" or "Secured Obligations" or "Obligations", as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement (after giving effect to this Seventh Amendment and as amended from time to time) and the Loan Documents. Each such Loan Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Seventh Amendment. Each such Loan Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Seventh Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Seventh Amendment, and (ii) nothing in the Credit Agreement, this Seventh Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

         (d) The Borrower and each of the other Loan Parties hereby acknowledges that as of November 17, 2000, prior to giving effect to the terms of this Seventh Amendment, the Borrower is liable to the Agent, the Administrative Agent and the Lenders for (1) $128,120,586.02 in principal amount of the Advances, (2) accrued interest, (3) accrued and unpaid fees and expenses, (4) the Waiver Fee, and (5) default interest pursuant to Section 2.07(b) of the Credit Agreement on all Advances accruing from October 1, 2000. The Loan Parties hereby acknowledge that all obligations described in this subsection (d) are absolute and unconditional and are the legal, valid and binding obligations of the Loan Parties without offset, defense or counterclaim, and interest, costs, and expenses continue to accrue with respect thereto.

         (e) The Borrower and each of the other Loan Parties hereby acknowledges that no Lender has any commitment or obligation to advance any additional amount to the Borrower or any other Loan Party under the Credit Agreement, except as otherwise stated in Section 6 of this Seventh Amendment.

         (f) The Borrower and each of the other Loan Parties hereby acknowledges that neither the Agent, the Administrative Agent nor any Lender has or shall have, by reason of this Seventh Amendment, the Credit Agreement or the other Loan Documents, a fiduciary relationship in respect of the Borrower or any other Loan Party.

         (g) The Borrower and each of the other Loan Parties hereby confirms and acknowledges that the Waived Defaults have occurred and are (or will occur and will be, as the case may be) continuing under the Credit Agreement and the other Loan Documents.

         (h) The Borrower and each of the other Loan Parties hereby confirms, reaffirms and acknowledges (i) that the Secured Party (for the benefit of the Lenders) has an enforceable, valid and perfected first priority Lien on and security interest in the Subject Collateral and (ii) the continuing validity and effectiveness of the Secured Party's and the Lenders' rights under the Loan Documents and applicable law, including, without limitation, the right of Secured Party to recover any and all amounts owed to the Lenders, free of set-off or counterclaim, by foreclosure on or redemption or other disposition of the Subject Collateral.

SECTION 9.         RELEASE

                  The Borrower and each Loan Party and each of their Subsidiaries (collectively, the "RELEASORS") hereby releases, remises, acquits and forever discharges the Agent, the Administrative Agent and each Lender and each of their respective employees, agents representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "RELEASED PARTIES"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Seventh Amendment, the Credit Agreement or any of the other Loan Documents (all of the foregoing hereinafter called the "RELEASED MATTERS"). Each Releasor acknowledges that the agreements in this
Section 8 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the Seventh Amendment Effective Date to payment or performance of the Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely, and voluntarily and without duress.

SECTION 10.       MISCELLANEOUS

                  (a) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Seventh Amendment.

                  (ii) Except as specifically amended by this Seventh Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Seventh Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

                  (b) Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred by the Agent, the Administrative Agent, the Lenders and their counsel with respect to this Seventh Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  (c) Severability. In case any provision in or obligation under this Seventh Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (d) Headings. Section and subsection headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose or be given any substantive effect.

                  (e) Applicable Law. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND, TO THE EXTENT APPLICABLE, THE COMMUNICATIONS ACT, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (f) Counterparts; Effectiveness. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Seventh Amendment shall become effective upon the execution of a counterpart hereof by the Borrower, the Agent, the Administrative Agent, each Lender and each of the Loan Parties listed on the signature pages and receipt by the Borrower and each Lenders of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWER:
                                                     TELESPECTRUM WORLDWIDE,
                                                     INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

  AGENTS AND LENDERS:
                                                     BNP PARIBAS,
                                                     individually and as Agent


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     BANK OF AMERICA, N.A.,
                                                     individually and as
                                                     Administrative Agent


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     FLEET NATIONAL BANK (f/k/a
                                                     BankBoston, N.A.).


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     IBJ WHITEHALL BANK & TRUST
                                                     COMPANY


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     VAN KAMPEN PRIME RATE
                                                     INCOME TRUST


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     VAN KAMPEN SENIOR FLOATING
                                                     RATE FUND


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     VAN KAMPEN SENIOR INCOME
                                                      TRUST


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     WELLS FARGO BANK, N.A.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     FIRST SOURCE FINANCIAL, LLP
                                                     By:  First Source
                                                     Financial, Inc.,
                                                     its agent/manager


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     KZH ING-1 LLC


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     KZH ING-2 LLC


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     KZH ING-3 LLC


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     ARCHIMEDES FUNDING, L.L.C.
                                                     By:  ING Capital Advisors
                                                     LLC, as Collateral Manager


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     ARCHIMEDES FUNDING II, LTD.
                                                     By:  ING Capital Advisors
                                                     LLC, as Collateral Manager


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     FIRST DOMINION FUNDING III


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

  GUARANTORS:
                                                     TLSP TRADEMARKS, INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     TELESPECTRUM GOVERNMENT
                                                     SERVICES, INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     CRW FINANCIAL INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     TELESPECTRUM WORLDWIDE
                                                     (CANADA) INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title: